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                                                                 EXHIBIT 10.4(e)

                                                                  EXECUTION COPY


                               AMENDMENT NO. 4 TO
                           LETTER OF CREDIT AGREEMENT

         This AMENDMENT NO. 4 TO LETTER OF CREDIT AGREEMENT (this "AMENDMENT"), dated as of March 9, 2004, by and among (1) LINK ENERGY LIMITED PARTNERSHIP (formerly EOTT ENERGY OPERATING LIMITED PARTNERSHIP) ("LINK OLP"), LINK ENERGY CANADA LIMITED PARTNERSHIP (formerly EOTT ENERGY CANADA LIMITED PARTNERSHIP) ("LINK CANADA"), EOTT ENERGY LIQUIDS, L.P. ("EOTT Liquids"), LINK ENERGY PIPELINE LIMITED PARTNERSHIP (formerly EOTT ENERGY PIPELINE LIMITED PARTNERSHIP) ("LINK PIPELINE", and together with Link Canada, EOTT Liquids, and Link OLP, the "BORROWERS"), LINK ENERGY LLC (formerly EOTT ENERGY LLC) ("LINK LLC"), LINK ENERGY GENERAL PARTNER LLC (formerly EOTT ENERGY GENERAL PARTNER, L.L.C.) ("LINK GP" and together with Link LLC, each a "GUARANTOR", and together with the Borrowers, each a "CREDIT PARTY" and collectively, the "CREDIT PARTIES"), and
(2) STANDARD CHARTERED BANK, as administrative agent for the LC Participants (in such capacity, the "LC AGENT" and in its individual capacity, "STANDARD CHARTERED") and as LC Issuer and Collateral Agent under the Letter of Credit Agreement (as defined below), and each of the banks and other lending institutions which is a party hereto (as evidenced by the signature pages of this Amendment) (each a "LC PARTICIPANT" and collectively, the "LC PARTICIPANTS"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Letter of Credit Agreement (as defined below).

         WHEREAS, the Borrowers, each Guarantor and Standard Chartered Bank, as LC Agent, LC Issuer, LC Participant and Collateral Agent, entered into the Letter of Credit Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Letter of Credit Agreement, dated as of September 29, 2003, by Amendment No. 2 to Letter of Credit Agreement, dated as of November 14, 2003, by Amendment No. 3 to Letter of Credit Agreement, dated as of November 20, 2003, and as further amended, supplemented or otherwise modified prior to the effective date hereof, the "LETTER OF CREDIT AGREEMENT");

         WHEREAS, the Borrowers desire, and the LC Agent and the LC Participant agree, to amend the Letter of Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and other consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       AMENDMENTS TO THE LETTER OF CREDIT AGREEMENT.

         (a)      The second proviso in the definition of "Borrowing Base" in
Section I of the Letter of Credit Agreement is hereby amended to read in its entirety as follows:

         provided, further, however, that on December 31, 2003, (i) the LC Agent's right to reduce Advance Rates as set forth in the above proviso shall be permanently terminated, (ii) the reference to "$65,000,000" in clause (i)(L) above shall be

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         amended to "$25,000,000", and (iii) clauses (v) and (vi) of this definition shall be deleted in their entireties;

         (b) "Exhibit C" to the Letter of Credit Agreement is hereby deleted and there is substituted therefor "Exhibit C" attached hereto.

         2. REPRESENTATION AND WARRANTIES. Each Credit Party represents and warrants to the LC Agent, the LC Issuer and the LC Participant as follows:

         (a) The representations and warranties of such Credit Party contained in the Letter of Credit Agreement (i) were true and correct when made and (ii) shall be true and correct on and as of the Effective Date (as defined below) with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

         (b) The execution and delivery by such Credit Party of this Amendment and the performance by such Credit Party of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by such Credit Party, do not and will not (a) contravene any provision of such Credit Party's Organizational Documents or (b) conflict with any provision of
(i) any Law, (ii) the Organizational Documents of such Credit Party, or (iii) the terms of or result in a breach or default under any material contract, indenture, lease, license or other agreement to which such Credit Party is party.

         (c) This Amendment and the Letter of Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

         3. PAYMENT OF REDUCTION FEE. Notwithstanding that the Reduction Fee was due and payable as of March 1, 2004 in accordance with Section 26)(ix) of the Letter of Credit Agreement, the LC Agent hereby agrees to extend the date of payment until March 15, 2004. Each of the parties hereto agrees that in the event that the LC Agent shall not have received payment in full in cash of the Reduction Fee on or prior to March 15, 2004, notwithstanding anything to the contrary in the Intercreditor Agreement, the LC Agent is hereby authorized to direct the Collateral Agent, and the Collateral Agent is hereby authorized to, transfer funds in the amount of the unpaid portion of the Reduction Fee from the Concentration Account to an account specified by the LC Agent until the Reduction Fee has been paid in full.

         4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof, on the date (the "EFFECTIVE DATE") that this Amendment shall have been duly authorized, executed and delivered to the LC Agent by Standard Chartered Bank, as the LC Agent, the LC Issuer and the LC Participant and each Credit Party.

         5.       RELEASE.

         (a) In consideration of the foregoing, each of the Borrowers and the Guarantors and each of their respective affiliates, successors, assigns, agents, employees and attorneys, hereby release and forever discharge each of the LC Agent, the LC Issuer, the LC Participants and

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SCTSC and each of their affiliates, successors, assigns, agents, employees and attorneys from any and all claims, liabilities or demands whatsoever arising out of or in any way connected with the Credit Documents or any document or instrument related thereto from the beginning of time through and including the Effective Date.

         (b) In consideration of the agreement and consent to this Amendment given below by the Term Lender Agent and the Term Lenders, each of the Borrowers and the Guarantors and each of their respective affiliates, successors, assigns, agents, employees and attorneys, hereby release and forever discharge each of the Term Lender Agent and the Term Lenders and each of their affiliates, successors, assigns, agents, employees and attorneys from any and all claims, liabilities or demands whatsoever arising out of or in any way connected with the Credit Documents (as defined in the Term Loan Agreement) or any document or instrument related thereto from the beginning of time through and including the Effective Date.

         6. MISCELLANEOUS. Except as expressly provided herein, this Amendment shall not by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Letter of Credit Agreement or any other Credit Document, all of which are ratified and confirmed in all respects and shall continue in full force and effect. The parties hereto agree that the Term Lender Agent and the Term Lenders shall have the rights of third party beneficiaries to enforce Section 5(b) hereto.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                    LINK ENERGY LIMITED PARTNERSHIP, as a
                                    Borrower and as the Borrower Representative

                                    By: LINK ENERGY GENERAL
                                        PARTNER LLC, its General Partner

                                       By:_______________________________
                                       Name:    James R. Allred
                                       Title:   Vice President and Treasurer

                                    LINK ENERGY CANADA LIMITED PARTNERSHIP,
                                    as a Borrower

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                    General Partner

                                       By: _______________________________
                                           Name:    James R. Allred
                                           Title:   Vice President and Treasurer

                                    EOTT ENERGY LIQUIDS, L.P., as a
                                    Borrower

                                    By: LINK ENERGY GENERAL
                                        PARTNER LLC, its General Partner

                                       By:_______________________________
                                          Name:  James R. Allred
                                          Title: Vice President and Treasurer

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                                     LINK ENERGY PIPELINE LIMITED
                                     PARTNERSHIP, as a Borrower

                                     By: LINK ENERGY GENERAL
                                         PARTNER LLC, its General Partner

                                     By: _______________________________
                                         Name:   James R. Allred
                                         Title:  Vice President and Treasurer

                                     LINK ENERGY LLC, as a Guarantor

                                     By: _______________________________
                                         Name:   James R. Allred
                                         Title:  Vice President and Treasurer

                                     LINK ENERGY GENERAL PARTNER LLC, as a
                                     Guarantor

                                     By: _______________________________
                                         Name:   James R. Allred
                                         Title:  Vice President and Treasurer

                                     STANDARD CHARTERED BANK, as LC Agent,
                                     LC Issuer, an LC Participant and as
                                     Collateral Agent

                                     By: _______________________________
                                         Name:
                                         Title:

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The undersigned hereby consent to and accept the foregoing Amendment and, in particular, agree to the terms of Section 3 thereof, all as of the date set out above.

LEHMAN BROTHERS INC.
Term Lender Agent

By: _____________________________________
    Name:
    Title:

LEHMAN COMMERCIAL PAPER INC.
a Term Lender

By: _____________________________________
    Name:
    Title:

FARALLON CAPITAL PARTNERS, L.P., a
California limited partnership, as a Term Lender

FARALLON CAPITAL INSTITUTIONAL
PARTNERS, L.P., a California limited partnership, as a Term Lender

FARALLON CAPITAL INSTITUTIONAL
PARTNERS II, L.P., a California limited
partnership, as a Term Lender

FARALLON CAPITAL INSTITUTIONAL
PARTNERS III, L.P., a Delaware limited
partnership, as a Term Lender

TINICUM PARTNERS, L.P., a New York limited partnership, as a Term Lender

By: FARALLON PARTNERS, L.L.C.,
    as General Partner

    By: _________________________________
        Managing Member,
        Farallon Partners, L.L.C.

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FARALLON CAPITAL OFFSHORE INVESTORS
INC., as a Term Lender

By: FARALLON CAPITAL MANAGEMENT,
    LLC., its Agent and Attorney-In-Fact

    By: _________________________________
        Managing Member,
        Farallon Capital Management,
        L.L.C.

HIGH YIELD PORTFOLIO, a series of Income
Trust, as a Term Lender

By: _____________________________________
    Name:
    Title:

AXP VARIABLE PORTFOLIO-EXTRA INCOME
FUND, a series of AXP Variable Portfolio Income
Series, Inc., as a Term Lender

By: _____________________________________
    Name:
    Title:

FORTRESS CREDIT OPPORTUNITIES I L.P.,
as a Term Lender

By: FORTRESS CREDIT OPPORTUNITIES I
    GP LLC, as General Partner

    By: _________________________________
        Name:
        Time:

FORTRESS CREDIT OPPORTUNITIES II L.P.,
as a Term Lender

By: FORTRESS CREDIT OPPORTUNITIES II
    GP LLC, as General Partner

    By: _________________________________
        Name:
        Time:

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                                                                       EXHIBIT C

                            [LETTERHEAD OF BORROWER]

                              BORROWING BASE REPORT
                                as of ___/___/___

                                                                            MARKET           ADVANCE        BORROWING
I.       COLLATERAL TYPE                                                     VALUE            RATE            BASE
           1.  Eligible Cash Equivalents                                   _________          100%         ____________
           2.  Eligible Accounts Receivables
               a.  Tier I Eligible Receivables                             _________         87.5%         ____________
               b.  Tier II Eligible Receivables                            _________         82.5%         ____________
           3.  Eligible Crude/Product/Liquid Deliveries
               a.  Tier I Eligible Crude/Product/Liquid Deliveries         _________         87.5%         ____________
               b.  Tier II Eligible Crude/Product/Liquid Deliveries        _________         82.5%         ____________
           4.  Appraised Value of Eligible Fixed Assets                    _________          75%          ____________
           5.  Inventory
               a.  (i)   NYMEX Hedged Eligible Inventory                   _________         87.5%         ____________
                   (ii)  Other Hedged Eligible Inventory                   _________         77.5%         ____________
               b.  Market Value of Unhedged Eligible Inventory             _________         77.5%         ____________
           6.  Eligible Margin Deposits                                    _________         77.5%         ____________
           7.  Undrawn Product Purchase Letters of Credit                  _________         77.5%         ____________
           8.  Does a Borrower own the MTBE Assets? [Y][N]                      NA             NA          [$25,000,000]
                                                                                                                [0]

         MINUS:

          9.   First Purchaser Crude Payables                              _________          100%         ____________
         10.   Other Priority Claims                                       _________          100%         ____________
         11.   The aggregate net amounts  payable by each Borrower  under
               all Hedging Contracts to which it is a party:               _________          110%         ____________
         12.   The amount of any setoff or contra  account to any
         Eligible Receivable thatcould arise from an obligation of any
         Borrower to sell or purchase  crude oil in any future month to the extent not otherwise reflected as a reduction of Eligible
         Receivables, such amount to  be determined  on an early
         termination or mark to market basis:                              _________          100%         ____________

         COLLATERAL TOTAL:                                                                                 ____________

II.      OUTSTANDINGS

         1. Principal amount of loans outstanding and any accrued and
         unpaid fees and expenses under Lehman DIP Credit Agreement:                       __________
         2. Outstanding amounts under the Purchase Agreements,
         including all accrued and unpaid fees and expenses thereunder:                    __________

         TOTAL OUTSTANDINGS                                                                __________

III.     EXCESS / DEFICIT (I-II)                                                           __________

I hereby certify that (a) the information provided herein is true and correct to the best of my knowledge and (b) as of the date hereof, no Default or Event of Default has occurred and is continuing.

                                             BY: _______________________________
                                             TITLE:  (CEO, CFO or Treasurer)

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